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EXHIBIT  4.1


             ------------------------------------------------------
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
             ------------------------------------------------------

------                                                           --------------
  No.                                                                 Shares
------                                                           --------------
                               The State of Nevada

[LOGO]
                             Foothills Resources, Inc.
        One Forty Five Million Common Shares Authorized, $0.001 Par Value

This Certifies That SPECIMEN is the owner of ______________________ Common Shares $0.001 par value each of the Capital Stock of

                            Foothills Resources, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this ______ day of _____________ At

[SEAL]


-------------------------                               -----------------------
       President                                               Secretary

                               -------- ---------
                               SHARES $0.001 EACH
                               -------- ---------



                                   CERTIFICATE
                                       FOR

                                     SHARES

                               [SEAL APPEARS HERE]

                                     OF THE

                                  CAPITAL STOCK


                            Foothills Resources, Inc.

                                    ISSUED TO


                                      DATED



         For Value Received ______ hereby sell, assign and transfer unto
_______________________________________________________________________________
_______________________________________________________________________________
Shares of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint __________________________________________ to


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transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

Dated _________________________

In presence of _______________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER